Acquisitions	6 Months Ended
Jun. 30, 2024
Acquisitions
Acquisitions

16. Acquisitions

On 20 June 2024 NatWest Group plc announced an agreement with Sainsbury’s Bank plc to acquire the retail banking assets and liabilities of Sainsbury’s Bank plc, subject to court and regulatory approvals. We expect to acquire approximately £2.5 billion of gross customer assets, comprising £1.4 billion of unsecured personal loans and £1.1 billion of credit cards balances, together with approximately £2.6 billion of customer deposits. The transaction is expected to complete during the first half of 2025 and have a 20 basis point impact on NatWest Group’s CET1 ratio upon completion and be EPS and RoTE accretive upon completion.

NatWest Group plc has also agreed to acquire a £2.5 billion portfolio of prime UK residential mortgages from Metro Bank plc, with a weighted average current loan to value of c.62%. Completion is conditional on a satisfactory response from the Competition and Markets Authority and is expected to occur during H2 2024. On completion of the transaction, NatWest Group plc expects to welcome around 10,000 customer accounts which will continue to be serviced by Metro Bank plc, in accordance with current arrangements, following the transfer to NatWest Group plc. The impact of the transaction, based on NatWest Group’s CET1 ratio at 30 June 2024, equates to a reduction of less than 10 basis points.